UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

________________________________

FORM 8-K

________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

________________________________

Date of report (date of earliest event reported): March 9, 2009

________________________________

MERCK & CO., INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	1-3305 (Commission file number)	22-1109110 (I.R.S. Employer Identification No.)
One Merck Drive, P.O. Box 100, Whitehouse Station, NJ (Address of principal executive offices)	08889 (Zip code)

Registrant’s telephone number, including area code: (908) 423-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 9, 2009, Merck & Co., Inc. (“Merck”), issued a joint press release with Schering-Plough Corporation (“Schering-Plough”), announcing the execution a Merger Agreement, dated as of March 9, 2009, by and among Merck, Schering-Plough, Blue, Inc., a New Jersey corporation and a wholly owned subsidiary of Schering-Plough, and Purple, Inc., a New Jersey corporation and a wholly owned subsidiary of Schering-Plough.  A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Press Release, dated March 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 9, 2009

Merck & Co., Inc.
By:	/s/ Celia A. Colbert
	Name:	Celia A. Colbert
	Title:	Vice President, Secretary and Assistant General Counsel

INDEX TO EXHIBITS

Number	Description
99.1	Press Release, dated March 9, 2009.